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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     February 13, 1998


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                               33-49850,
                          33-54462, 33-57988, 33-64244,
  United States                                                51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.   OTHER EVENTS

On February 18, 1998, the MBNA Master Credit Card Trust Series 1992-2 (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1992-2 Supplement dated as of August 6, 1992 to the Pooling and Servicing Agreement dated as of September 25, 1991 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of Bankers Trust Company, as the trustee.


ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended January 31, 1998.

     20.2. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended January 31, 1998.

     20.3. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended January 31, 1998.

     20.4. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1998.

     20.5. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1998.

     20.6. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1998.

     20.7. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1998.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended January 31, 1998.

     99.2. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended January 31, 1998.

     99.3. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended January 31, 1998.

     99.4. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1998.

     99.5. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1998.

     99.6. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1998.

     99.7. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     February 13, 1998


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         BRUCE J. CRESCENZO
                                   ----------------------------------
                                Name:       BRUCE J. CRESCENZO
                                Title: 	   Vice President